UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 22, 2005
                                                          --------------

                            Bay National Corporation
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                 333-87781               52-2176710
          --------                 ---------            ----------------
 (State of Incorporation)         (Commission          (I.R.S. Employer
                                  File Number)         Identification No.)

         2328 West Joppa Road
         Lutherville, Maryland                                      21093
        ------------------------------------------------------------------
         (Address of Principal Executive Offices)               (Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580
                                                            ------------

                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.        Regulation FD Disclosure

         On April 22, 2005, Bay National Corporation included the letter from its chairman of the board attached hereto as Exhibit 99.1 with its 2004 annual report to stockholders. The letter from the chairman of the board is furnished pursuant to this Item 7.01 of Form 8-K.

ITEM 9.01.        Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                     99.1  Letter to Stockholders from Chairman of the Board




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BAY NATIONAL CORPORATION

Date: April 22, 2005                    By:  /s/ Hugh W. Mohler
                                            ----------------------------
                                            Hugh W. Mohler, President




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